                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld and Kathleen Ives,  and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution  and  resubstitution,  for him and in his capacity as  Trustee/Manager  of
Oppenheimer  Real Estate Fund,  Tremont Market Neutral Fund LLC,  Tremont  Opportunity  Fund LLC (the "Funds"),  to
sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 12th day of February, 2002.

-------------------------------
Ronald J. Abdow

N1-a\realestatefund\orgz.doc\POAAbdow590(0202).doc

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution  and  resubstitution,  for him and in his capacity as  Trustee/Manager  of
Oppenheimer  Real Estate Fund,  Tremont Market Neutral Fund LLC,  Tremont  Opportunity  Fund LLC (the "Funds"),  to
sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 12th day of February, 2002.

-------------------------------
John V. Murphy

N1-a\realestatefund\orgz.doc\POAMurphy590(0202).doc

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld and Kathleen Ives,  and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution  and  resubstitution,  for him and in his capacity as  Trustee/Manager  of
Oppenheimer  Real Estate Fund,  Tremont Market Neutral Fund LLC,  Tremont  Opportunity  Fund LLC (the "Funds"),  to
sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 12th day of February, 2002.

-------------------------------
Eustis Walcott

N1-a\realestatefund\orgz.doc\POAWalcott590(0202).doc

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld and Kathleen Ives,  and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution  and  resubstitution,  for him and in his capacity as  Trustee/Manager  of
Oppenheimer  Real Estate Fund,  Tremont Market Neutral Fund LLC,  Tremont  Opportunity  Fund LLC (the "Funds"),  to
sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 12th day of February, 2002.

-------------------------------
Joseph M. Wikler

N1-a\realestatefund\orgz.doc\POAWikler590(0202).doc

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution  and  resubstitution,  for him and in his capacity as  Trustee/Manager  of
Oppenheimer  Real Estate Fund,  Tremont Market Neutral Fund LLC,  Tremont  Opportunity  Fund LLC (the "Funds"),  to
sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 12th day of February, 2002.

-------------------------------
Brian W. Wixted

N1-a\realestatefund\orgz.doc\POAWixted590(0202).doc

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack,
Denis Molleur,  Katherine P. Feld, and Kathleen Ives, and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution  and  resubstitution,  for him and in his capacity as  Trustee/Manager  of
Oppenheimer  Real Estate Fund,  Tremont Market Neutral Fund LLC,  Tremont  Opportunity  Fund LLC (the "Funds"),  to
sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration
Statements)  under  the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and  about the  premises,  as fully as to all  intents  and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 12th day of February, 2002.

-------------------------------
Peter I. Wold